American Funds® College 2036 Fund Summary prospectus January 1, 2026

Class	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3
	CCFAX	CTDCX	CTKEX	TCDTX	CTAFX	CTAHX	CTAKX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2026, are incorporated by reference into this summary prospectus.

Investment objectives Depending on the proximity to its target date, the fund will seek to achieve the following objectives to varying degrees: growth, income and preservation of capital. The target date is meant to roughly correspond to the year in which the fund beneficiary will start to withdraw funds to meet higher education expenses. The fund will increasingly emphasize income and preservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to achieve an appropriate balance of total return and stability during different time periods.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class 529-F-2 or 529-F-3 shares of the fund. You may qualify for a Class 529-A sales charge discount if you and your family invest, or agree to invest in the future, at least $250,000 in American Funds, Capital Group KKR Public-Private+ Funds, and/or Emerging Markets Equities Fund, Inc. (collectively “Capital Group Funds”). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 77 of the prospectus and on page 88 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	529-A	529-C	529-E	529-T	All 529-F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%	none	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.50%	0.25%	0.25%	none	none
Other expenses	0.16	0.16	0.13	0.16	0.19	0.13%	0.07%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.73	1.49	0.96	0.74	0.77	0.46	0.40

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

1     American Funds College 2036 Fund / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	For the share class listed to the right, you would pay the following if you did not redeem your shares:	Share class:	529-C
1 year	$422	$252	$98	$324	$79	$47	$41		1 year	$152
3 years	575	471	306	481	246	148	128		3 years	471
5 years	742	813	531	651	428	258	224		5 years	813
10 years	1,225	1,296	1,178	1,145	954	579	505		10 years	1,296

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

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Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to start withdrawing funds to meet higher education expenses in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative as time elapses. The fund’s asset allocation strategy promotes asset accumulation prior to college enrollment through equity exposure. As it approaches the target date, the fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. Upon reaching its target date, the fund will be principally invested in fixed income funds and may merge into the Enrollment Fund, which will also be principally invested in fixed income funds. The allocations shown reflect the target allocations as of January 1, 2026.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 20% target allocation to growth funds is not expected to be greater than 30% or less than 10%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

3     American Funds College 2036 Fund / Summary prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

American Funds College 2036 Fund / Summary prospectus     4

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds College 2036 Fund / Summary prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2024 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
529-A – Before taxes	2/9/2018	9.73%	6.94%	7.05%
– After taxes on distributions		8.02	5.48	5.79
– After taxes on distributions and sale of fund shares		6.35	5.03	5.20

Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
529-C	2/9/2018	11.79%	6.93%	6.83%
529-E	2/9/2018	13.29	7.48	7.38
529-F-1	2/9/2018	13.88	7.95	7.86
529-F-2	10/30/2020	13.98	N/A	9.09
529-F-3	10/30/2020	14.02	N/A	9.17

Indexes	1 year	5 years	Lifetime (from Class 529-A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	25.02%	14.53%	14.38%
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.25	–0.33	1.27

American Funds College 2036 Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional in this fund since:	Primary title with investment adviser
Michelle J. Black	2020	Partner – Capital Solutions Group
David A. Hoag	2020	Partner – Capital Fixed Income Investors
Samir Mathur	2020	Partner – Capital Solutions Group
Raj Paramaguru President	2024	Partner – Capital Solutions Group
Wesley K. Phoa	2018	Partner – Capital Solutions Group
William L. Robbins	2024	Partner – Capital International Investors
Jessica C. Spaly	2023	Partner – Capital Research Global Investors
Shannon Ward	2021	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For an employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

You may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com.

Tax information Dividends and capital gains distributed by the fund to tax-favored college savings accounts are not currently taxable. Please refer to the applicable program description for more information regarding the tax consequences of holding or selling Class 529 shares.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.

MFGEIPX-125-0126P Litho in USA CGD/DFS/10224 Investment Company File No. 811-22692